Exhibit 10.1

                                 LOAN AGREEMENT
                                     between
                 American Home Capital Corporation ("BORROWER")
                                       and
               EnerGCorp., Inc., a Florida corporation ("LENDER")
                                   dated as of
                                December 31, 2001


                                    RECITALS

     1. Borrower has requested that Lender advance money in a total aggregate amount not to exceed the sum of $300,000.00 (the "LOAN").

     2. Lender will advance money to Borrower, subject to full and strict compliance with and satisfaction of the terms and conditions of this Agreement.

     3. Words and terms used in this Agreement, and as it may be amended from time to time, shall have the meanings indicated for them, and shall be equally applicable to both the singular and plural forms of the defined terms.

1. PRIOR AGREEMENTS

     1.1. PRIOR AGREEMENTS SUPERSEDED. This Agreement supersedes in its entirety all prior agreements between Lender and Borrower, including any loan proposal letter from Lender to Borrower, except that any existing security agreements and financing statements previously given by Borrower to Lender or made between Borrower and Lender which provide security for any existing indebtedness of Borrower shall remain in effect to the extent the same grant liens or security interests (but not to the extent the same provide for loans or contain covenants inconsistent with or additional to those contained herein), and the liens and security interests granted or perfected thereby shall secure the "NOTE" and the "OBLIGATIONS SECURED" hereafter described.

     1.2. PRIOR CREDIT AGREEMENT ACKNOWLEDGMENTS. Borrower acknowledges with respect to all amounts owing to Lender under any prior credit agreements that Borrower has no offset, defense or counterclaim with respect thereto, no claim or defense in abatement or reduction thereof, nor any other claim against Lender or with respect to any document forming part of the transaction in respect of which the prior credit agreements were made or forming part of any other transaction under which Borrower is indebted to Lender. Borrower acknowledges that all interest imposed under all prior credit agreements through the date hereof, and all fees and other charges that have been collected from or imposed upon Borrower with respect to all loans evidenced by prior credit agreements were and are agreed to, and were properly computed and collected, and that Lender has fully performed all obligations that it may have had or now has to
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Borrower,  and that  Lender has no  obligation  to make any  additional  loan or extension of credit to or for the benefit of Borrower under prior credit agreements.

2. THE GENERAL TERMS OF THE LOAN

     2.1. THE LOAN. Borrower agrees to borrow from Lender, and subject to the terms and conditions of this Agreement, Lender agrees to loan to or for the benefit of Borrower, a sum not to exceed Three Hundred Thousand and 00/100 Dollars ($300,000.00). The Loan shall be evidenced by and bear interest as provided in a promissory note in form and substance acceptable to Lender, dated as of the date hereof, and duly executed and delivered to Lender by Borrower, and any note or notes taken wholly or partially in renewal or extension thereof or substitution or replacement therefor (the "NOTE"). The Loan shall be disbursed in accordance with this Agreement.

     2.2. PREPAYMENT. The Loan may be prepaid at any time in any amount, without premium or penalty. Prepayments of installments shall be applied in the inverse order of their maturities.

     2.3. DISBURSEMENT OF THE LOAN. Upon satisfaction of all conditions precedent provided in this Agreement, and upon receipt of request from Borrower, and so long as Borrower shall not then be in Default hereunder, Lender shall disburse to itself such sums as are payable to it by Borrower and shall disburse the balance of the Loan by check payable as Borrower directs.

3. COLLATERAL SECURITY

     3.1. GRANT OF SECURITY INTEREST. To secure the payment and performance of the Obligations Secured (as hereafter defined), Borrower hereby creates and grants to Lender a first priority security interest in the Collateral (defined and described on SCHEDULE 1 hereto). As used in this Agreement, the term "OBLIGATIONS Secured" means: (i) the indebtedness evidenced by this Agreement, the Note and the Loan Documents; (ii) any and all advances by Lender to Borrower, and any and all debts, obligations and liabilities owed to Lender by Borrower, now or hereafter existing, incurred or created, whether voluntary or involuntary, due or not due, secured or unsecured, absolute or contingent, liquidated or unliquidated, determined or undetermined, and regardless whether Borrower may be liable individually or jointly with others or whether recovery upon any such indebtedness may be or hereafter become barred or otherwise unenforceable, and all extensions, renewals or replacements thereof, but excluding any indebtedness incurred primarily for personal, family or household purposes; and, (iii) all sums and expenses, including attorney's fees, advanced or incurred by Lender for or in connection with the Collateral or any obligation of Borrower undertaken herein or in any other agreement with Lender. It is the intention of the parties hereto that the Obligations Secured shall constitute one indebtedness, and shall constitute one general obligation, including all whole or partial extensions, renewals or replacements thereof, and including any obligation to perform or forbear from any action as well as any obligation to pay money.

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     3.2. RIGHTS AND DUTIES WITH RESPECT TO THE COLLATERAL. Lender shall have no duty as to the collection or protection of the Collateral, or any income therefrom, nor as to the preservation of rights against prior parties nor as the preservation of any rights pertaining thereto beyond the safe custody thereof. Lender may exercise its rights with respect to the Collateral without resorting or regard to other Collateral or sources of reimbursement for the Obligations Secured.

     3.3. POWER OF ATTORNEY. All assignments and grants of liens to Lender made or contemplated by Section 3 include, INTER ALIA, all powers, rights and privileges that are now or hereafter possessed by Borrower in and to the Collateral. Borrower hereby irrevocably appoints Lender its true and lawful attorney, with power of substitution, in its name or in the name of Lender or otherwise, for the use and benefit of Lender, but at the cost and expense of Borrower without notice to Borrower or its successors, to exercise such powers, rights and privileges if a default shall exist hereunder.

4. CONDITIONS PRECEDENT

     4.1. CONDITIONS PRECEDENT TO LENDER'S OBLIGATIONS. Lender shall not be obligated to disburse all or any portion of the Loan unless on or before the time of each disbursement of the Loan all legal matters incident to such Loan shall be satisfactory to Lender and its counsel, and Lender shall be in possession of or be satisfied as to each of the matters set forth in Section 4, as well as satisfaction of other conditions specified elsewhere herein or in the Loan Documents which are applicable to each advance.

     4.2. ACCURACY OF INFORMATION, REPRESENTATIONS AND WARRANTIES. Borrower must satisfy Lender that no information, document, exhibit or report furnished to Lender by Borrower in connection with the negotiation or execution of the Loan Documents or in connection with Borrower's application for the Loan, and no report, statement or information required to be furnished by Borrower to Lender under the Loan Documents, has contained or will contain, any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make any statement contained therein not misleading. Borrower must satisfy Lender that Borrower knows of no fact which is not disclosed in writing to Lender which may in the future have a material adverse effect on Borrower.

     4.3. SHARE CONSOLIDATION; CORPORATE MATTERS. Lender must receive evidence that Borrower has completed a consolidation of its outstanding shares of common stock on a basis not greater than 10 to 1; such that after the consolidation, the shares being issued to Lender pursuant to Section 2.2 constitute not less than 94% of the issued and outstanding shares of Borrower. In addition, Lender must receive evidence that Borrower has (a) resolved to Lender's satisfaction, the outstanding warrants held by Northstar Partners; (b) reduced the size of its Board of Directors to five members; and (c) sold on terms satisfactory to Lender its interest in MCCA, Inc. and TCS Financial, Inc. (provided that a sale which nets Borrower not less than $100,000 in cash and notes receivable shall be deemed satisfactory to Lender).

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     4.4. FINANCIAL  CONDITION.  Borrower must satisfy Lender that there has not been any material adverse change in the financial condition of Borrower or any other Person whose financial condition is reflected in any of the financial statements furnished to Lender, except those changes contemplated by Section 4.3 hereof.

     4.5. LOAN DOCUMENTS. Lender must receive the LOAN DOCUMENTS (i.e. this Agreement, the Note, and all other documents or instruments executed in connection herewith or therewith or hereafter executed in modification, amendment or replacement hereof or thereof) and such other documents required by this Agreement or any of the Loan Documents as in Lender's opinion may be necessary and/or appropriate to evidence or effectuate the intent of this Agreement or any Loan Document. All such documents must be in form and substance satisfactory to and approved by Lender, duly and validly executed and delivered by Borrower or such other Person as may be appropriate, and in recordable form where appropriate.

     4.6. NO ADVERSE CHANGES IN COLLATERAL. Lender must be satisfied that there have been no material adverse changes in the Collateral.

     4.7. NO DEFAULT. There shall exist no condition, event or act that would constitute an event of Default or Potential Default under any of the Loan Documents and no condition, event or act which, as a result of the giving of notice or the lapse of time, or both, as specified in this Agreement, would constitute such an event of Default.

     4.8. REIMBURSEMENT OF EXPENSES. Borrower shall pay Lender all fees (including attorneys' fees) and expenses incurred in connection with the negotiation and preparation of the Loan Documents and the closing and funding of the Loan.

     4.9. THIRD-PARTY APPROVALS. Borrower must satisfy Lender that any Person that is required pursuant to any instrument, contract, commitment or other agreement of any kind, or pursuant to any law or regulation to assent to or in any manner approve of any of the acts or transactions contemplated by this Agreement (or any of the other Loan Documents), or the means of effecting any of the same, shall have given such assent or approval, and shall have been duly authorized so to do.

5. REPRESENTATIONS AND WARRANTIES

     5.1. REPRESENTATIONS AND WARRANTIES GENERALLY. Borrower represents and warrants to Lender as of the date hereof, and shall be deemed to have represented and warranted to Lender, as of the time of each disbursement of the Loan, each of the matters described in this Section. Each advance extended hereafter constitutes a representation and warranty by Borrower to Lender that all conditions specified herein have been met as of that time.

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     5.2. ACCURACY OF INFORMATION AND REPRESENTATIONS. No information, document, exhibit or report furnished to Lender by Borrower in connection with the negotiation or execution of the Loan Documents, and no report, statement or information required to be furnished by Borrower to Lender under the Loan Documents, has contained or will contain, any material misstatement of fact or omitted or will omit to state a material fact or any fact necessary to make any statement contained therein not misleading. Borrower knows of no fact which is not disclosed in writing to Lender which may in the future have a material adverse effect on Borrower.

     5.3. ADVERSE RESTRICTIONS. Borrower is not a party to or bound by any contract or instrument or subject to any restriction (including laws and governmental regulations) that does or may materially and adversely affect its business, property, assets, operations or condition or its ability to perform under the Loan Documents.

     5.4. AUTHORIZATION AND VALIDITY. Borrower has all requisite power and authority to enter into this Agreement and the other Loan Documents to be entered into by it, and to perform all actions required or contemplated by any provision contained in any of the Loan Documents. The consummation of all the transactions contemplated hereby create legal, valid and binding obligations on Borrower.

     5.5. BORROWER'S STATUS. Borrower is and will be a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is and will be duly qualified and admitted as a foreign corporation in good standing with all requisite authority to conduct its business and own its property in each jurisdiction where such conduct of business or ownership of property makes such qualification and admission necessary and where the failure to so qualify would have a material adverse effect on its business, financial condition or operations.

     5.6. BROKER'S OR FINDER'S FEE. Borrower has not employed or retained any broker or finder, or incurred liability for any brokerage fees, commissions or finder's fees in connection with the Loan.

     5.7. COMPLIANCE WITH LAWS AND CONTRACTS. The execution and delivery by Borrower of the Loan Documents, the consummation of the transactions therein contemplated, and compliance with the provisions thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Borrower or the provisions of any indenture, instrument or agreement to which Borrower is a party or is subject, or by which Borrower, or its property, is bound, or conflict with or constitute a Default thereunder, or result in the creation or imposition of any Lien.

     5.8. CONSENTS. No consent, license, permit, approval or authorization of, exemption by, notice or report to, registration, filing or declaration with, or other act by or in respect of, any Person (including, without limitation, Governmental Authorities and creditors of Borrower) is required in connection with the execution, delivery and performance by Borrower of any Loan Document or

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the Obligations  Secured,  or with respect to the  enforceability or validity of
any  Loan  Document,   other  than  filings  or  recordings  with   Governmental
Authorities required solely for the purpose of perfecting Lender's liens and security interests.

     5.9  DEBT.  SCHEDULE  5 is a  complete  and  correct  list  of  all  credit agreements in respect of which Borrower is in any manner directly or contingently obligated, including indentures, bonds (both corporate and those issued by bonding companies, such as surety or performance bonds), purchase agreements, guaranties, capital leases, agreements with investors in or purchasers of securities issued by Borrower, stock requiring mandatory redemption, indemnity agreements, and agreements and arrangements for the issuance of letters of credit or for acceptance financing.

     5.10. DEFAULTS. No Default or Potential Default (as hereafter defined) has occurred and is continuing.

     5.11. ENCUMBRANCES. None of the assets of Borrower is subject to any mortgage, pledge, title retention lien, or other encumbrance or security interest, except for current taxes not delinquent, and such mortgages, security interests, and encumbrances as disclosed on SCHEDULE 5.

     5.12. ERISA COMPLIANCE. Borrower does not maintain any employee benefit or other plan subject to ERISA.

     5.13. FINANCIAL STATEMENTS. Each of the financial statements (including the footnotes and opinions thereto) of Borrower provided to Lender is true, correct and complete, and presents fairly the financial condition and the results of operations of the Person that it purports to reflect at the date(s) or for the period(s) set forth in such financial statement. There have been no material adverse changes in the condition, affairs or prospects, financial or other, of any Person whose financial condition is reflected in any of the aforesaid financial statements since the date of such financial statement, and Borrower is unaware of any facts or circumstances which might give rise to any such material adverse change. There are no liabilities of Borrower, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto.

     5.14. INSOLVENCY. Borrower is not "insolvent" within the meaning of that term as defined in the Federal Bankruptcy Code.

     5.15. LITIGATION AND JUDGMENTS. There are no outstanding or unpaid judgments or arbitration awards against Borrower, and no actions, suits or proceedings (in a court of law or otherwise) pending or, to the best of Borrower's knowledge and belief, threatened against Borrower (and, to the knowledge of Borrower, there is no basis for any such suit or proceeding). No judgment, award, action, suit or proceeding (whether in a court of law or otherwise, and whether pending or threatened) materially affects the ability of Borrower to perform any of its obligations under the Loan Documents.

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     5.16.  SUBSIDIARIES  AND  OWNERSHIP OF STOCK.  Set forth in SCHEDULE 6 is a complete and accurate list of the subsidiaries of Borrower, showing the jurisdiction of incorporation of each and showing the percentage of Borrower's ownership of the outstanding stock of each such subsidiary. All of the outstanding capital stock of each subsidiary has been validly issued, is fully paid and nonassessable, and is owned by Borrower free and clear of all liens.

     5.17. SURVIVAL OF REPRESENTATIONS AND WARRANTS. All representations and warranties made by Borrower under or in connection with this Agreement or in any other document delivered by Borrower to Lender in connection with this Agreement shall survive the making of the Loan and issuance and delivery of this Agreement to Lender, notwithstanding any investigation made by Lender or on Lender's behalf. All statements contained in any certificate or financial statement delivered by Borrower to Lender under this Agreement shall constitute representations and warranties made by Borrower hereunder. The representations and warranties made by Borrower shall be and remain true at all times in all material respects with the same effect as though the representations and warranties had been made at any and all times during the term of this Agreement.

     5.18. TAXES. Borrower has properly prepared and filed all United States federal tax returns and all other tax returns which are required to be filed, and has paid all taxes, interest and penalties due pursuant to said returns or pursuant to any assessment received by Borrower. Borrower is not presently involved in any dispute concerning taxes with any taxing authority, and Borrower has not received any unpaid assessment for federal or state income taxes. The charges, accruals and reserves on the books of Borrower in respect of any taxes or other governmental charges are adequate. Borrower has not executed and is not bound by the execution by another Person of any presently effective waiver extending the period of the applicable statute of limitations for the payment of federal income taxes.

     5.19. TITLE TO ASSETS AND PROPERTIES. Borrower has good and marketable title to all of its properties and assets as disclosed in the financial statements provided to Lender, except for such assets as have been disposed of since the date of such statements in the ordinary course of business or as are no longer used or useful in the conduct of its business.

     5.20. USE OF PROCEEDS. The Loan is a business loan and the proceeds thereof shall be used solely for commercial or business purposes or for carrying, reducing or retiring any debt incurred for such purpose. Borrower is not now engaged principally or as one of its important activities, in the business of extending credit for the purposes of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of the Loan hereunder has been or will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for carrying,

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reducing or retiring any debt incurred for such purpose. If requested by Lender,
Borrower will furnish to Lender a statement in conformity with the requirements of Federal Reserve Form U-1. No part of the proceeds of the Loan have been or will be used for any purpose that violates or which is inconsistent with the provisions of Regulations G, U or X of said Board of Governors.

6. COVENANTS

     6.1. COVENANTS GENERALLY. During the term of this Agreement, and until the Obligations Secured are paid in full, unless Lender shall otherwise consent in writing, Borrower covenants and agrees as to the matters described in Section 6.

     6.2. ACCESS TO PREMISES AND RECORDS. At all reasonable times and as often as Lender may request, Borrower shall permit and cause each of its subsidiaries to permit authorized representatives designated by Lender to: (a) have access to the premises and properties of Borrower and each subsidiary and to the records relating to the operations of Borrower and each subsidiary; (b) make copies of or excerpts from such records; and (c) discuss the affairs, finances and accounts of Borrower and each of its subsidiaries with and be advised as to the same by the chief executive and financial officers thereof, all to the extent not inconsistent with applicable law and as shall be relevant to the performance or observance of the terms, covenants and conditions of this Agreement or the financial condition of Borrower or any subsidiary.

     6.3. ADVERSE CONDITIONS. Borrower will not permit an event to occur or condition to exist which has or would have a materially adverse effect upon the financial condition of Borrower, as determined in the sole discretion of Lender.

     6.4. COMPLIANCE WITH LAWS. Borrower will comply with, conform to and obey, and cause each subsidiary to comply with, conform to and obey all material laws, ordinances, rules, regulations and all other legal requirements applicable to Borrower.

     6.5. CONDUCT OF BUSINESS. Borrower will continue, and cause each subsidiary to continue to engage in an efficient and economical manner in a business of the same general type as conducted by it on the date of this Agreement.

     6.6. DEBT. Borrower will not incur or suffer to exist any direct or contingent indebtedness or other obligations for borrowed money, including without limitation, obligations representing the deferred purchase price of property or services, capitalized lease obligations, mandatory redemption obligations relating to the capital stock of any Person, and guaranties.

     6.7. FINANCIAL REPORTING. Borrower will timely provide Lender with such financial information as Lender may request during the term of the Loan, including without limitation, periodic financial statements, tax returns, receivables and payables agings, and such other financial data as Lender may request from time to time.

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     6.8.  INSURANCE.  Borrower  will  keep its  insurable  property  adequately insured at all times by financially sound and reputable insurers, against fire, flood, extended casualty and against such other risks as are customarily insured against by companies in a similar business, as a prudent owner and operator of the properties and business of Borrower would maintain. Such policy shall include a loss payable clause listing Lender as an additional loss payee, shall provide that Lender must be given at least thirty (30) days prior written notice of any cancellation or termination of such policy, and must provide coverage for Lender notwithstanding any act or neglect of Borrower. Borrower will maintain a policy of comprehensive general liability insurance (the "LIABILITY INSURANCE") with limits of liability of not less than $One Million combined single limit for bodily injury and property damage. Such policy shall contain a broad form CGL endorsement (including products and completed operations).

     6.9. LICENSES. Borrower shall obtain promptly and keep in full force and effect all licenses, permits, authorizations, rights and franchises necessary to its business, and shall not engage in any action or do anything which would impair any such license, permit, authorization, right or franchise. Borrower shall promptly advise Lender of any order, application, suit, hearing or proceeding which might affect its rights in any respect in any license, permit, authorization, right or franchise. Borrower shall use its best efforts to defend against such order, application, suit, hearing or proceedings. Without the prior written consent of Lender, Borrower shall not enter into any proceeding, agreement or arrangement for the sale, assignment, transfer or hypothecation of any franchise, permit, license, right, or authorization now or hereafter held by Borrower.

     6.10. LIENS. Borrower will not create, incur, or suffer to exist any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest under a financing lease or analogous instrument, in, of or on property, or allow any financing statement to be filed or recorded describing any of its assets, except those otherwise expressly permitted or created hereunder or approved by Lender in advance.

     6.11. LOANS TO OTHERS. Borrower will not make any loans or advances to any Person other than in the normal and ordinary course of its business now conducted.

     6.12. MAINTENANCE OF PROPERTIES AND COLLATERAL. Borrower will maintain, keep, and preserve, and cause each subsidiary to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted. Borrower will not allow the Collateral to suffer any material loss or depreciation in value other than losses fully covered by insurance, the proceeds of which are paid to Lender, and depreciation resulting from reasonable ordinary wear and use. Borrower will notify Lender promptly of any event causing material loss or depreciation in the value of the Collateral and the amount and nature of such loss or depreciation.

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     6.13. MAINTENANCE OF RECORDS. Borrower will keep, and cause each subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with general accepted accounting principles consistently applied, reflecting all financial transactions of Borrower and its subsidiaries.

     6.14. MERGER AND SALE OF ASSETS. Except as otherwise contemplated hereby, Borrower shall not: (i) merge or consolidate (whether in one transaction or in a series of transactions) with or into any corporation or other entity; (ii) sell, lease, transfer or otherwise dispose of all or a substantial part of its assets;
(iii) enter into a dissolution or liquidation; (iv) sell, transfer, or otherwise dispose of, any real or personal property to any person and thereafter directly or indirectly lease back the same or similar property; (v) acquire all or substantially all of the assets or the business of any Person, or permit any subsidiary to do so, except that any subsidiary may merge into or transfer assets to Borrower and any subsidiary may merge into or consolidate with or transfer assets to any other subsidiary of Borrower. Borrower agrees that Lender shall be conclusively deemed to be reasonable in conditioning any consent to the foregoing upon, inter alia, the entity with or into which Borrower shall merge or consolidate or to which Borrower'S stock or other assets is transferred agreeing to guarantee or assume the Loan by executing a guaranty or assumption in form and substance acceptable to Lender.

     6.15. NOTICE OF NAME CHANGE. Borrower will notify Lender of any change in Borrower's name or any name Borrower begins to do business under or name it assumes within thirty (30) days after the date of such change.

     6.16. NOTICE OF DEFAULT AND ADVERSE CONDITIONS. Borrower shall give prompt (but in no event later than the first Business Day after becoming aware of the following) written notice to Lender of: (i) the occurrence of any Default or Potential Default, or (ii) any fact, circumstance or development, financial or otherwise, which might materially adversely affect its business, properties, affairs, prospects or condition (financial or other) or the ability of Borrower to perform hereunder or under the other Loan Documents.

     6.17. STOCK OF SUBSIDIARY Borrower will not permit any subsidiary to issue any additional shares of its capital stock.

     6.18. TAXES. Borrower will pay when due, and before any interest or penalties shall accrue thereon, all federal, state and local taxes, assessments, charges, levies or indebtedness, provided that Borrower shall not be required to pay any such tax, assessment, charge or claim, the payment of which is being contested in good faith and by appropriate proceedings.

     6.19. TRADE ACCOUNTS. Borrower will pay and cause each subsidiary to pay all trade accounts in accordance with industry practices (unless and to the extent that any of such obligations or indebtedness are being contested in good faith and of which Borrower has given notice to Lender of the existence of such dispute).

7. DEFAULTS

     7.1. EVENTS OF DEFAULT. In addition to the Events of Default listed in the other Loan Documents, the occurrence of any one or more of the conditions or events (whether or not within the control of Borrower) described in SECTION 7 shall constitute a "Default". As used in this Agreement "POTENTIAL DEFAULT" means a condition or event which, but for the lapse of time or the giving of notice, or both, would constitute a Default.

     7.2. BANKRUPTCY OR INSOLVENCY. It is a Default if Borrower: (i) is adjudicated a bankrupt or debtor, or an order for relief under the Bankruptcy Code (Title 11 of the United States Code) is entered naming Borrower as "debtor"; (ii) fails to pay, or admits in writing its inability to pay, its debts generally as they become due; (iii) makes an assignment for the benefit of creditors; (iv) applies for, seeks, consents to, or acquiesces in, the appointment of a receiver, custodian, trustee (interim or otherwise), examiner, liquidator or similar official for it or any substantial part of its property;
(v) institutes any proceeding seeking to adjudicate it a, debtor, bankrupt or insolvent, file a petition commencing any case seeking protection, relief or reorganization, under the Bankruptcy Code (Title 11 of the United States Code) or institutes any proceeding seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fails to file an answer or other pleading denying the material allegations of any such proceeding filed against it; (vi) takes any corporate action to authorize or effect any of the foregoing actions set forth in this Section; or, (vii) fails to contest in good faith any appointment or proceeding described in this Section.

     7.3. DEFAULT IN PERFORMANCE OR OTHER BREACH. It is a Default if any of the Obligations Secured or any term or covenant hereof or of the other Loan Documents is not performed or paid as agreed, or there is a breach of any warranty or representation contained herein or in the other Loan Documents, or Borrower fails to pay and discharge any indebtedness, liability or obligation to any Person when and as due (except in the case of a good faith dispute as expressly permitted herein), or by reason of a Default, the holder of any indebtedness of Borrower becomes entitled to accelerate the stated maturity of such indebtedness. Any breach or Default by Borrower of any term or condition of any Loan Document shall constitute a Default under all the other Loan Documents.

     7.4. SECURITY DOCUMENT. It is a Default if any of the Loan Documents shall at any time after its execution and delivery and for any reason cease: (i) to create a valid and perfected priority security interest in and to the property purported to be subject to such Security Document; or (ii) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by Borrower, or Borrower shall deny it has any further liability or obligation under the Loan Document, or Borrower shall fail to perform any of its obligations under the Loan Document.

8. REMEDIES

     8.1. LENDER'S REMEDIES UPON DEFAULT. Subject to such limitations as may be imposed by applicable federal bankruptcy and reorganization law, upon the occurrence of any event of Default, and in addition to all rights and remedies provided for under the other Loan Documents, Lender shall have all rights and remedies provided to it by law, hereunder, or any other document under which Borrower shall be obligated to Lender and, without limiting the generality of the foregoing, Lender may do any one or more acts described in this Section, and in any order it deems appropriate.

     8.2. ACCELERATION AND INCREASED RATE OF INTEREST. Without notice or demand except as expressly provided herein, Lender shall have the right to accelerate maturity of the Obligations Secured, and require immediate payment of the entire principal sum owing, together with all accrued interest, advances, costs and Lender's attorneys' fees. During the existence of a Default (whether or not Lender shall have accelerated the stated maturity of the Obligations Secured), interest under the Note shall accrue at the post-Default rate provided in the Note.

     8.3. ADVANCES TO PROTECT LENDER'S INTERESTS. Without notice to or consent from Borrower, at any time when a Default shall exist hereunder, Lender shall have the right but not the obligation, at any time to advance to any Person any sum which Lender in its sole discretion deems necessary to protect or preserve the Collateral or Lender's assignment of or security interest in the Collateral (or the priority thereof), or to cure any event of Default which shall then exist. Each such advance shall be secured by the Collateral and, at Lender's election, shall either be reimbursed to it by Borrower immediately upon demand or added to the Loan balance and bear interest at the rate applicable upon Default under the Note. It is understood and agreed that nothing herein contained shall obligate Lender to make any such advance, nor shall the making of one or more such advances constitute an agreement by Lender to make any further advance or be deemed a waiver of any Default by Borrower under the terms hereof or of any other Loan Document.

     8.4. CEASE FUNDING. Lender shall have the right to cease making any disbursements hereunder or pursuant to any of the other Loan Documents.

     8.5. FORECLOSURE. Lender shall have the right to foreclose the liens and security interests created hereby or pursuant to any other Loan Document, either by judicial or nonjudicial foreclosure, and notify the obligors or account debtors on the Collateral to render all further payment or performance thereon directly to Lender, and directly collect the same. In connection with the foregoing, Lender may prosecute, compromise, or settle claims and sell, lease or otherwise dispose of the Collateral, applying all proceeds received therefrom, less the costs and expenses incurred in connection therewith, to Borrower's obligations to Lender secured thereby in such order and priority of application as Lender may elect. For the purpose of taking possession of any of the Collateral, Lender may enter upon and remove the Collateral from such place as the Collateral may then be located or may render the Collateral unusable, and/or may sell or otherwise dispose of the Collateral on such premises or at such other place as Lender shall determine. Borrower hereby grants to Lender and potential purchasers and bidders a right of access to the premises or places where the Collateral may then be located for the purpose of inspecting the Collateral and conducting a sale or other disposition of the same. Lender may also require Borrower, at Borrower's expense, to assemble the Collateral and deliver it to Lender at such place or places as Lender may designate which is or are reasonably convenient to Lender and Borrower and Borrower agrees to do so when so required by Lender. With or without removal of the Collateral, Lender may operate or consume the Collateral in efforts to continue or productively employ the Collateral for such period or periods as Lender deems appropriate under the circumstances. Lender may sell or otherwise dispose of the Collateral at public or private sale or disposition, upon such terms as Lender may determine, and with or without having the Collateral at the place of sale or disposition. Lender may bid upon and purchase the Collateral at any public sale thereof. From the proceeds of any such sale, disposition, lease or operation of the Collateral, Lender shall deduct all expenses of retaking, storing, operating and selling or otherwise disposing of the Collateral, including the cost of maintenance and repairs and any other reasonable costs of preparing the Collateral for sale, lease or disposition, and Lender's counsels' fees and expenses. The balance of such proceeds shall be applied to the Obligations Secured in such order and priority of application as Lender may elect. Should the disposition of the Collateral (other than by retention by Lender) fail to satisfy all amounts secured by this Agreement, Borrower shall pay Lender the amount of any deficiency. Any assumption of management or collection hereunder or the application of monies received as a result thereof or otherwise shall not be deemed in any manner to cure or waive any Default hereunder. Notwithstanding Lender's right to notify the obligors of or account debtors on the Collateral, this Agreement is intended to and shall serve as notice to all obligors of Borrower and to any and all other persons whomsoever as an authorization and direction to them to pay over all obligations and other items constituting Collateral hereunder to Lender on demand therefor, and an assurance to them that they shall be entitled to rely solely on the advice and instructions of Lender as to whether Default exists and as to all matters whatsoever pertaining to the payment of their obligations, and that they shall thus be fully protected in making any payments to Lender. If written notice pertaining to the disposition of the Collateral by Lender after Default is required by law, notice delivered or posted as provided in Section 9.15 (Notices) hereof at least five (5) calendar days before the date of a proposed public disposition or the date after which a private disposition may occur shall conclusively be deemed reasonable notice; provided, however, that nothing herein shall prevent the sale or other disposition upon shorter notice or without notice of the Collateral if it is perishable or if it threatens to decline speedily in value.

     8.6. OTHER REMEDIES. Lender shall have the right to exercise any other right, privilege, or remedy available to Lender under any of the Loan Documents, under any other agreement or instrument or as may be provided by applicable law or in equity. Lender shall have the right to enforce any one or more of the remedies provided hereunder or by law or in equity either successively or concurrently, and any such action by Lender shall not be deemed an election of remedies or otherwise prevent Lender from pursuing any further remedy it may have hereunder or at law or in equity.

     8.7. SPECIFIC PERFORMANCE. Lender shall have the right to institute appropriate proceedings to specifically enforce performance of the terms and conditions of all or any of the Loan Documents.

9. GENERAL PROVISIONS

     9.1. ACCOUNTING TERMS. All financial covenants and terms referred to in this Agreement shall be determined in accordance with generally accepted accounting principles consistent with those used in preparing Borrower's financial statements.

     9.2. AGREEMENT CONTROLS. The Loan Documents shall be deemed to include this Agreement. In the event of a conflict between any of the provisions of this Agreement and any provisions of the other Loan Documents, the provisions of this Agreement shall control.

     9.3. ASSIGNABILITY. Borrower shall not assign this Agreement or any part of any advance to be made hereunder. The rights of Lender under this Agreement are assignable in part or in whole, and any assignee of Lender shall succeed to and be possessed of the rights of Lender hereunder to the extent of the assignment made, including the right to make advances to Borrower.

     9.4. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     9.5. LENDER'S CONSENT AND APPROVAL. In any instance hereunder where Lender's approval or consent is required or the exercise of Lender's judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Lender, and Lender shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner regardless of the reasonableness of either the request or Lender's judgment.

     9.6. COSTS AND EXPENSES. Borrower shall pay Lender upon demand any and all costs, expenses and fees (including reasonable attorneys' fees) incurred in connection with the Loan, including without limitation, those incurred in enforcing or attempting to recover payment of the amounts due under the Obligations Secured, including negotiating, documenting and otherwise pursuing or consummating modifications, extensions, compositions, renewals or other similar transactions pertaining to this Agreement or the Note, irrespective of the existence of an event of Default, and including costs, expenses and fees incurred before, after or irrespective of whether suit is commenced, and in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury.

     9.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.

     9.8. GENERAL INDEMNIFICATION. Borrower hereby indemnifies Lender, its employees, agents and officers from and against any and all loss, expenses, charges, fees (including attorneys' fees) and liability and agrees to hold Lender and its employees, agents and officers harmless from any and all damages, costs, expenses, claims, demands, and liabilities which may be asserted or alleged in connection with or arising out of the Loan, the administration or enforcement of the Loan Documents or the exercise of any right under the Loan Documents (including, without limitation, in connection with or as a result of any sale, use, operation, lease, disposition or consumption of any of the Collateral as long as such is done in a commercially reasonable manner), whenever asserted, and for all reasonable expenses (including attorneys' fees) and all costs of compromise or settlement which may be incurred by Lender on account of or arising out of or in connection with any such claim, demand or obligation. The foregoing indemnity shall extend to claims, demands or obligations, and expenses relating thereto and costs of compromise or settlement thereof, but not to those resulting from the negligence or misconduct of any indemnitee. In the event that any action or proceeding is brought against Lender, its employees, agents or officers arising out of the Loan, the administration or enforcement of the Loan Documents or the exercise of any right under the Loan Documents, Borrower shall, upon notice from Lender, resist and defend such action or proceeding on behalf of Lender, its employees, agents and officers as applicable; provided that failure of such party to give such notice shall not relieve Borrower from any of its obligations under this Section unless such failure prejudices defense of such action or proceeding by Borrower. At its own expense, an indemnified party may employ separate counsel and participate in the defense. If employment of separate counsel is required because of a conflict of interest between Borrower and the indemnified party or between the indemnified parties, or the failure of Borrower after receipt of notice to assume the defense, then the indemnified parties may employ separate counsel at Borrower's expense. Borrower shall not be liable for any settlement without its consent unless Borrower shall have failed to perform any of its obligations under this Section.

     9.9. GOVERNING LAW. The Loan Documents are executed and delivered in the State of Arizona, and the laws of the State of Arizona shall govern their interpretation and enforcement.

     9.10. GOVERNMENTAL REGULATION. Anything contained in this Agreement to the contrary notwithstanding, Lender shall not be obligated to extend credit to Borrower in an amount in violation of any limitation or prohibition provided by any applicable statute or regulation.

     9.11. HEADINGS AND MISCELLANEOUS DEFINITIONS. All sections and descriptive headings of subsections in this Agreement are inserted for convenience only, and shall not affect the construction or interpretation hereof. "BUSINESS DAY" is a day other than a Saturday, Sunday or a public or bank holiday under federal law or the laws of the State of Arizona. "GOVERNMENTAL AUTHORITY" means any body politic, including without limitation the United States of America, the State of Arizona, and any other state, county, parish, city, town, township or municipality, and any subpart thereof or any person(s) or entity deriving their authority from any such body politic, including without limitation any department, agency, commission, board, division, bureau or office, or any subpart thereof, of any body politic. "PERSON" means any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, government or any department or agency of any governmental authority. "SECTION" means a numbered section of this Agreement, unless another document is specifically referenced.

     9.12. MODIFICATION AND WAIVER. No provision of this Agreement shall be amended, waived or modified except by an instrument in writing signed by the parties hereto.

     9.13. NO AGENCY OR PARTNERSHIP RELATIONSHIP. Borrower understands and agrees that Lender is not its agent, representative or partner.

     9.14. NO OTHER PARTIES TO BENEFIT. The Loan Documents are made for the sole benefit of Borrower and Lender and their respective successors and assigns, and no other person or entity is intended to or shall have any rights or benefits hereunder, whether as third-party beneficiary or otherwise.

     9.15. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or other facsimile communication) and mailed, telegraphed, telexed, cabled, telecopied (or communicated by other means of facsimile transmission) or delivered (by hand or by courier service), to the parties at their respective addresses set forth below or at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed by certified mail, telegraphed, telexed, cabled or telecopied, be effective upon the earlier to occur of actual receipt or three (3) Business Days after deposit in the mail (postage prepaid), or upon delivery to the telegraph company, or upon confirmation by telex answerback, or upon delivery to the cable company or upon confirmation at the established confirmation number, respectively.

     To Borrower as follows:  American Home Capital Corporation
                              10525 Vista Sorrento Pkwy. #200
                              San Diego, CA 92121

     To Lender as follows:    EnerGCorp., Inc.
                              1530 W. 10th Place
                              Tempe, AZ  85281
                              Attn: Peter J. Workum

     9.16. OTHER DOCUMENTS. Borrower hereby agrees to provide Lender with all other documents reasonably required by Lender to give effect to this Agreement.

     9.17. RATE DETERMINATION. Any determination by Lender of a rate of interest hereunder shall, in the absence of manifest error, be conclusive and binding upon Borrower for the purposes of this Agreement and prima facie evidence thereof in any court of law.

     9.18. RATE OF INTEREST. Notwithstanding anything herein or in any of the other Loan Documents to the contrary, if any charge or fee for which Borrower is or becomes obligated in connection with the Loan Documents constitutes interest and is not otherwise stated as a rate, such charge or fee shall be deemed an additional rate of interest which Borrower agrees to as authorized by A.R.S. ss. 44-1201.A, computed by dividing the amount of such charge or fee by the principal amount of the Note. If, from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable thereto, then IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any circumstance, Lender shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due under the Loan Documents as of the date such amount is received or deemed to be received by Lender and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender. However, in the event an amount determined to be excessive interest is applied against the unpaid principal balance, and thereafter the rate of interest accruing on the Loan decreases, the Loan shall in fact, accrue interest at the then highest lawful rate until such time that an amount accrues equal to the amount of excessive interest previously applied against principal. Notwithstanding the foregoing, if the provisions of any law or regulation of the United States or any agency or instrumentality thereof, as amended, which validly supersedes any restriction of the State of Arizona would permit Lender to charge or receive a rate of interest with respect to the indebtedness evidenced by the Loan Documents in excess of the maximum rate of interest (if any) permitted to be charged or received by Lender under applicable law of the State of Arizona, the less restrictive provisions of any such United States law or regulation shall apply in determining the rate of interest permitted to be charged or received.

     9.19. RELIANCE. All covenants, agreements, representations and warranties made herein or in any document delivered in support of the Loan shall be deemed to have been relied on by Lender in making the Loan, and shall survive the execution and delivery of any of the Loan Documents and any disbursement or advance of funds made pursuant to the Loan Documents.

     9.20. RIGHT TO APPEAR IN LITIGATION. Lender shall have the right to commence, appear in or defend any action or proceeding which Lender, in good faith, believes may affect the rights or duties of any of the parties hereunder or in connection herewith or in and to the Collateral. If no Default shall exist hereunder, Lender shall give notice to Borrower of its intent to exercise its rights hereunder, and, if Borrower fails, within five (5) business days, to diligently commence, appear in or defend any action or proceeding which Lender sets forth in its notice to Borrower then Lender may commence such action or appear in or defend any action or proceeding then pending. In the event Lender exercises its rights hereunder, then Borrower agrees to pay all necessary and reasonable expenses incurred by Lender in connection therewith (including, but not limited to, reasonable attorneys' fees).

     9.21. SEVERABILITY; INTEGRATION; TIME OF THE ESSENCE. Inapplicability or unenforceability of any provision of this Agreement shall not limit or impair the operation or validity of any other provision of this Agreement. The Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof. Each of the Loan Documents is intended to represent the mutual intent of the parties thereto and no rule of strict construction shall be applied against any party. Time is of the essence hereof.

     9.22. TAXES. Any taxes (excluding income taxes) payable or ruled payable by federal, state or local authority in respect of the Loan Documents shall be paid by Borrower, together with interest and penalties, if any.

     9.23. WAIVERS GENERALLY. Lender shall not be deemed to have waived any rights upon or under the Obligations Secured or the Collateral unless such waiver be in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver or such right or any other right. A waiver on any one occasion shall not be construed as a bar to the exercise of any right on any future occasion all rights and remedies of Lender as to the Obligations Secured or the Collateral whether evidenced hereby or by any other instrument or papers shall be cumulative and may be exercised singularly or concurrently. The waiver by Lender of any breach or Default by Borrower under any of the terms of any of the Loan Documents shall not be deemed to be a waiver of any subsequent breach or Default on the part of Borrower under the same or any other of the Loan Documents.

     9.24. WAIVER OF JURY TRIAL. Borrower HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY, WAIVES ANY RIGHTS IT MAY HAVE TO REQUIRE A TRIAL BY JURY IN ANY COURT ACTION PERTAINING TO THIS AGREEMENT.


EnerGCorp., Inc.                        American Home Capital Corporation


By: /s/ Peter J. Workum                 By: /s/ Grant E. Sardachuk
    --------------------------------       ------------------------------------
    Peter J. Workum, President             Its: President and Director


                                        By: /s/ Cheryl B. Dodds
                                           ------------------------------------
                                           Its: Chief Financial Officer

                                   SCHEDULE 1

                                   COLLATERAL

     1. A first priority, perfected security interest or lien in all or any portion, as in each case may be appropriate, of:

          (i) All of Borrower's accounts, instruments, chattel paper and general intangibles (as such terms are defined in the Arizona Uniform Commercial Code), and including any right to payment acquired by Borrower pursuant to the exercise of warrants for the stock of Borrower, patents, copyrights, trademarks and designs;

          (ii) All of Borrower's inventory, goods, merchandise, materials, raw materials, goods in process, finished goods, packaging and shipping materials and other tangible personal property, whether now or hereafter in existence, now owned or hereafter acquired by Borrower and held for sale or lease or to be or actually furnished under contracts for service or consumed in Borrower's business, whether or not such inventory be in the constructive or actual possession or custody of Borrower;

          (iii) All of Borrower's machinery, equipment, appliances, apparatuses, tools, machine tools, supplies, materials, furniture, fixtures, goods and chattels of every kind and wherever located, now or hereafter owned or acquired by Borrower;

          (v) All of Borrower's personal property coming into the hands of or under the control of Lender in any manner, including securities held by, deposited with, assigned or pledged to Lender, and all interest, dividends, stock rights, stock dividends, benefits and other property or rights to which Borrower may become entitled by virtue of the ownership thereof;

          (vii) all additions, accessories and accessions to, and replacements of, the foregoing;

          (viii) all proceeds of insurance covering the foregoing, including returned or unearned premiums becoming due on any insurance covering the foregoing;

          (x) all property substituted or exchanged for the foregoing;

          (xi) all proceeds of the foregoing; and

          (xii) all books and records pertaining to the foregoing.

                                   SCHEDULE 5

                                      DEBT

*    Office Lease - San Diego
     TCS Mortgage and Wateridge Industrial Partnership, dtd. 3/25/96
     With Tenant Estoppel Certificate, dtd. 9/26/96 (Assigned lease to new ownership: CarrAmerica Corp)

*    Office Lease - Las Vegas
     TCS Mortgage and Bertges, dtd. 6/27/00

*    Amended and Restated Warehouse Loan and Security Agreement
     TCS Mortgage and The Provident Bank, dtd. 7/12/99

*    Equipment Lease Agreement
     TCS Mortgage and Scripps Bank, dtd. 1/11/99

*    Equipment Lease Agreement
     TCS Mortgage and Scripps Bank, dtd. 6/4/99

                                   SCHEDULE 6

                                  SUBSIDIARIES

    Date                                                              Percentage
Incorporated                 Company Name                TIN #         Ownership
------------                 ------------                -----         ---------
   2/1/84           TCS Mortgage, Inc.                 33-0046478         100%
   2/1/84           TCS Real Estate Services, Inc.     33-0046477         100%
   2/1/84           TCS Insurance Services, Inc.       33-0041621         100%